Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO AMENDED AND RESTATED SENIOR
SECURED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 1 (this “Amendment) dated as of September 16, 2016, is made with respect to the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of July 28, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MEDLEY CAPITAL CORPORATION, a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party to the Credit Agreement as lenders (the “Lenders”), ING CAPITAL LLC, as administrative agent for the Lenders under the Credit Agreement (in such capacity, together with its successors in such capacity, the “Administrative Agent”), and solely for purposes of Section 2.9, MCC INVESTMENT HOLDINGS LLC, a Delaware limited liability company (“MCCIH”), MCC INVESTMENT HOLDINGS SENDERO LLC, a Delaware limited liability company (“MCCIHS”), MCC INVESTMENT HOLDINGS RT1 LLC, a Delaware limited liability company (“MCC RT1”), MCC INVESTMENT HOLDINGS OMNIVERE LLC, a Delaware limited liability company (“MCC Omnivere”), MCC INVESTMENT HOLDINGS AMVESTAR, LLC, a Delaware limited liability company (“MCC Amvestar”), MCC INVESTMENT HOLDINGS AAR, LLC, a Delaware limited liability company (together with MCCIH, MCCIHS, MCC RT1, MCC Omnivere and MCC Amvestar, the “Subsidiary Guarantors”, and together with the Borrower, the “Obligors”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as amended hereby).

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain loans and other extensions of credit to the Borrower; and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement and the Lenders signatory hereto and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Amendment.

NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION I AMENDMENT TO CREDIT AGREEMENT

Effective as of the Effective Date (as defined below), and subject to the terms and conditions set forth below, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:

“‘Bail-In Action’ means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.”

“‘Bail-In Legislation’ means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.”

“‘EEA Financial Institution’ means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.”

“‘EEA Member Country’ means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.”

“‘EEA Resolution Authority’ means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.”

“‘EU Bail-In Legislation Schedule’ means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.”

“‘Write-Down and Conversion Powers’ means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”

(b) Section 1.01 of the Credit Agreement is hereby amended by deleting the term “Defaulting Lender” in its entirety and replacing it with the following defined term in the appropriate alphabetical order (solely for the sake of convenience in reviewing this Amendment, the language added in this definition of Defaulting Lender is set forth in bold italics):

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“‘Defaulting Lender’ means any Lender that has, as reasonably determined by the Administrative Agent, (a) failed to fund any portion of its Loans within three (3) Business Days of the date required to be funded by it hereunder, unless, in the case of any Loans, such Lender’s failure is based on such Lender’s reasonable determination that the conditions precedent to funding such Loan under this Agreement have not been met, such conditions have not otherwise been waived in accordance with the terms of this Agreement and such Lender has advised the Administrative Agent in writing (with reasonable detail of those conditions that have not been satisfied) prior to the time at which such funding was to have been made, (b) notified the Borrower, the Administrative Agent, or any other Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement that it does not intend to comply with its funding obligations under this Agreement (unless such writing or public statement states that such position is based on such Lender’s determination that one or more conditions precedent to funding (which conditions precedent, together with the applicable default, if any, shall be specifically identified in such writing) cannot be satisfied), (c) failed, within three (3) Business Days after request by the Administrative Agent to confirm in writing that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent), (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount (other than a de minimis amount) required to be paid by it hereunder within three (3) Business Days of the date when due, unless the subject of a good faith dispute, or (e) other than via an Undisclosed Administration, either (i) has been adjudicated as, or determined by any Governmental Authority having regulatory authority over such Person or its assets to be, insolvent or has a parent company that has been adjudicated as, or determined by any Governmental Authority having regulatory authority over such Person or its assets to be, insolvent, (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian, appointed for it, or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian appointed for it or (iii) become the subject of a Bail-in Action or has a parent company that has become the subject of a Bail-in Action (unless in the case of any Lender referred to in this clause (e) the Borrower and the Administrative Agent shall be satisfied in the exercise of their respective reasonable discretion that such Lender intends, and has all approvals required to enable it, to continue to perform its obligations as a Lender hereunder); provided that a Lender shall not qualify as a Defaulting Lender solely as a result of the acquisition or maintenance of an ownership interest in such Lender or its parent company, or of the exercise of control over such Lender or any Person controlling such Lender, by a Governmental Authority or instrumentality thereof, or solely as a result of an Undisclosed Administration, so long as such ownership interest or Undisclosed Administration does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.”

(c) Article III of the Credit Agreement is hereby amended by adding the following new Section 3.21 at the end of such Article:

“SECTION 3.21    EEA Financial Institutions. No Obligor is an EEA Financial Institution.”

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(d) Section 6.05(e) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(e)          the Borrower may make other Restricted Payments (including the repurchase by Borrower of its Equity Interests up to an aggregate amount not to exceed $65,500,000 after the Restatement Effective Date), so long as on the date of such payment and after giving effect thereto, (i) no Default shall have occurred and be continuing, (ii) prior to and immediately after giving effect to such payment, the Covered Debt Amount does not exceed 85% of the Borrowing Base and (iii) on the date of such Restricted Payment, the Borrower delivers to the Administrative Agent a Borrowing Base Certificate as of such date demonstrating compliance with the foregoing after giving effect to such Restricted Payment; provided that, solely in the case of Restricted Payments consisting of the repurchase by the Borrower of its Equity Interests, such compliance may be demonstrated on the next Borrowing Base Certificate delivered pursuant to Section 5.01(d).”

(e) Section 6.07(a)(ii)(x) of the Credit Agreement is hereby amended by deleting the number “$400,000,000” therein and replacing it with the number “$350,000,000”; and

(f) Section 6.07(e) of the Credit Agreement is hereby amended by deleting the number “$400,000,000” therein and replacing it with the number “$325,000,000”.

(g) Article IX of the Credit Agreement is hereby amended by adding the following new Section 9.17 at the end of such Article:

“SECTION 9.17 Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)         the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)         the effects of any Bail-in Action on any such liability, including, if applicable:

(i)          a reduction in full or in part or cancellation of any such liability;

(ii)         a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

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(iii)        the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

SECTION II MISCELLANEOUS

2.1.          Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date (the “Effective Date”) on which the Borrower and each Subsidiary Guarantor party hereto have satisfied each of the following conditions precedent (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement):

(a) Documents. The Administrative Agent shall have received each of the following documents, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

(1) Executed Counterparts. From each of the Required Lenders, the Administrative Agent and the Obligors, either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or electronic mail of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.

(2) Term Loan Amendment No. 1. The Amendment No. 1, dated as of the date hereof, with respect to the Amended and Restated Senior Secured Term Loan Credit Agreement, dated as of July 28, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Credit Agreement”), among the Borrower, the lenders party thereto and ING Capital LLC, as administrative agent for the lenders under the Term Loan Credit Agreement, duly executed and delivered by each of the parties thereto.

(b) Fees and Expenses. The Borrower shall have paid in full to the Administrative Agent and the Lenders all fees and expenses owing related to this Amendment and the Credit Agreement owing on Effective Date, including the Amendment Fee (as defined below) due to any Lender on the Effective Date.

(c) Other Documents. The Administrative Agent shall have received such other documents, instruments, certificates, opinions and information as the Administrative Agent may reasonably request in form and substance satisfactory to the Administrative Agent.

The contemporaneous exchange and release of executed signature pages by each of the Persons contemplated to be a party hereto shall render this Amendment effective and any such exchange and release of such executed signature pages by all such persons shall constitute satisfaction or waiver (as applicable) of any condition precedent to such effectiveness set forth above.

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2.2.         Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the Effective Date and after giving effect to this Amendment:

(a)  This Amendment has been duly authorized, executed and delivered by the Borrower and the Subsidiary Guarantors, and constitutes a legal, valid and binding obligation of the Borrower and the Subsidiary Guarantors enforceable in accordance with its terms. The Credit Agreement, as amended by the Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms.

(b)  The representations and warranties set forth in Article 3 of the Credit Agreement as amended by this Amendment and the representations and warranties in each other Loan Document are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the Effective Date or as to any such representations and warranties that refer to a specific date, as of such specific date, with the same effect as though made on and as of the Effective Date.

(c)  No Default or Event of Default has occurred or is continuing under the Credit Agreement.

2.3.         Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

2.4.         Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees, charges and disbursements of legal counsel to the Administrative Agent, (but excluding, for the avoidance of doubt, the allocated costs of internal counsel).

2.5.         Amendment Fee. An amendment fee (the “Amendment Fee”) shall be fully earned, due and payable on the Effective Date to any Lender party to this Amendment in an amount equal to 0.25% of such Lender’s Commitments under the Credit Agreement as of the Effective Date.

2.6.         GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

2.7.         Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.07, 9.09, 9.10 and 9.12 of the Credit Agreement are hereby incorporated by reference with respect to Section I.

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2.8.         Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the Borrower or the Subsidiary Guarantors under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions amended herein of the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in any other Loan Document shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.

2.9.         Consent and Affirmation. Without limiting the generality of the foregoing, by its execution hereof, each of the Borrower and the Subsidiary Guarantors hereby to the extent applicable as of the Effective Date (i) consents to this Amendment and the transactions contemplated, (ii) agrees that the Guarantee and Security Agreement and each of the other Security Documents is in full force and effect, (iii) confirms its guarantee (solely in the case of Subsidiary Guarantors) and affirms its obligations under the Guarantee and Security Agreement and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations (as defined in the Guarantee and Security Agreement), and (iv) acknowledges and affirms that such guarantee and/or grant is in full force and effect in respect of, and to secure, the Secured Obligations (as defined in the Guarantee and Security Agreement).

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

MEDLEY CAPITAL CORPORATION, as Borrower

By:	/s/ Richard T. Allorto, Jr.
Name:	Richard T. Allorto, Jr.
Title:	Chief Financial Officer

[Amendment No. 1 to Amended and Restated Revolving Credit Agreement]

MCC INVESTMENT HOLDINGS LLC, as Subsidiary Guarantor

By:	/s/ Richard T. Allorto, Jr.
Name:	Richard T. Allorto, Jr.
Title:	Chief Financial Officer

[Amendment No. 1 to Amended and Restated Revolving Credit Agreement]

MCC INVESTMENT HOLDINGS SENDERO LLC, as Subsidiary Guarantor

By:	/s/ Richard T. Allorto, Jr.
Name:	Richard T. Allorto, Jr.
Title:	Chief Financial Officer

[Amendment No. 1 to Amended and Restated Revolving Credit Agreement]

MCC INVESTMENT HOLDINGS RT1 LLC, as Subsidiary Guarantor

By:	/s/ Richard T. Allorto, Jr.
Name:	Richard T. Allorto, Jr.
Title:	Chief Financial Officer

[Amendment No. 1 to Amended and Restated Revolving Credit Agreement]

MCC INVESTMENT HOLDINGS OMNIVERE LLC, as Subsidiary Guarantor

By:	/s/ Richard T. Allorto, Jr.
Name:	Richard T. Allorto, Jr.
Title:	Chief Financial Officer

[Amendment No. 1 to Amended and Restated Revolving Credit Agreement]

MCC INVESTMENT HOLDINGS AMVESTAR, LLC, as Subsidiary Guarantor

By:	/s/ Richard T. Allorto, Jr.
Name:	Richard T. Allorto, Jr.
Title:	Chief Financial Officer

[Amendment No. 1 to Amended and Restated Revolving Credit Agreement]

MCC INVESTMENT HOLDINGS AAR, LLC, as Subsidiary Guarantor

By:	/s/ Richard T. Allorto, Jr.
Name:	Richard T. Allorto, Jr.
Title:	Chief Financial Officer

[Amendment No. 1 to Amended and Restated Revolving Credit Agreement]

ING CAPITAL LLC, as Administrative Agent and a Lender

By:	/s/ Patrick Frisch
Name:	Patrick Frisch
Title:	Managing Director

By:	/s/ Kunduck Moon
Name:	Kunduck Moon
Title:	Managing Director

[Amendment No. 1 to Amended and Restated Revolving Credit Agreement]

Goldman Sachs Bank USA, as a Lender

By:	/s/ Mehmet Barlas
Name:	Mehmet Barlas
Title:	Authorized Signatory

[Amendment No. 1 to Amended and Restated Term Loan Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Evan Moriarty
Name:	Evan Moriarty
Title:	Assistant Vice President

[Amendment No. 1 to Amended and Restated Revolving Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ Warren Van Heyst
Name:	Warren Van Heyst
Title:	Authorized Signatory

[Amendment No. 1 to Amended and Restated Revolving Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Richard Andersen
Name:	Richard Andersen
Title:	Designated Signer

[Amendment No. 1 to Amended and Restated Revolving Credit Agreement]

CITY NATIONAL BANK, as a Lender

By:	/s/ Brandon L. Feitelson
Name:	Brandon L. Feitelson, C.F.A.
Title:	Senior Vice President

[Amendment No. 1 to Amended and Restated Revolving Credit Agreement]

SIGNATURE BANK, as a Lender

By:	/s/ Richard Ohl
Name:	Richard Ohl
Title:	Vice President

[Amendment No. 1 to Amended and Restated Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Michael Kusner
Name:	Michael Kusner
Title:	Vice President

[Amendment No. 1 to Amended and Restated Revolving Credit Agreement]

STATE STREET BANK AND TRUST COMPANY, as a Lender

By:	/s/ John T. Daley
Name:	John T. Daley
Title:	Vice President

[Amendment No. 1 to Amended and Restated Revolving Credit Agreement]

ALOSTAR BANK OF COMMERCE, as a Lender

By:	/s/ Edward Carpenter
Name:	Edward Carpenter
Title:	Director

[Amendment No. 1 to Amended and Restated Revolving Credit Agreement]